THE WRIGHT ASSET ALLOCATION TRUST





                                  ANNUAL REPORT
                               DECEMBER 31 , 1999




                 o   Wright Managed Growth with Income Fund

THE WRIGHT ASSET ALLOCATION TRUST
-------------------------------------------------------------------------------


The Wright Asset Allocation Trust was created to offer a variety of funds to meet differing investment objectives. Each fund is a "fund of funds." This means that a fund invests in other mutual funds managed by Wright Investors Service. Only Wright Managed Growth with Income Fund is currently offered. This fund seeks a high total return (consisting of price appreciation and high income) with reduced risk.

The WRIGHT MANAGED GROWTH WITH INCOME FUND is a balanced fund investing its assets in various Wright managed equity and income funds. Wright allocates the fund's assets based on a fundamental analysis of the economy and investment markets in the U.S. and foreign countries. Over the long-term, the fund expects to have an asset mix of 65% equity (10% is international equity) and 35% fixed income. This mix will vary over short-term periods as Wright follows a dynamic process of monitoring the asset allocation model and making adjustments. Purchases and sales of funds are made when necessary to adjust the asset allocation model, when new investments become available to the fund, or when necessary to accommodate redemption activity. The equity allocation may range from 0 to 75% with up to 20% being international equities. The U.S. equities may be allocated among large, medium and small companies. The fixed income allocation may range from 25 to 100%. Fixed income funds selected could include those investing in U.S. government issues, high quality corporate issues and mortgage backed securities. Up to 50% of the fixed income allocation could be in money market securities.

Likely candidates for investment include the following:

     o  Wright Major Blue Chip Equities Fund
     o  Wright Selected Blue Chip Equities Portfolio
     o  Wright International Blue Chip Equities Portfolio
     o  Wright Total Return Bond Fund

In addition, the fund's assets may be invested in U.S. Treasury bills and similar money market securities.



Table of Contents
-------------------------------------------------------------------------------


                                                                     Page

Investment Objectives    ..................................inside front cover
Letter to Shareholders   ...................................................1
Management Discussion   ....................................................2
Dividend Distributions and Investment Return   .............................4

Wright Managed Growth with Income Fund
         Portfolio of Investments...........................................5
         Financial Statements...............................................6

Notes to Financial Statements   ............................................9

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                February 2000



Dear Shareholders:

The early days of trading in 2000 were a chaotic introduction to the New Year. The 30-year Treasury bond lost more than a point on January 3, the first trading session of the year, while technology stocks gained 3%. Day two saw bonds advance sharply and tech stocks drop almost 6%. On the third trading day, bonds were down again, as were tech stocks, although the Dow staged a significant rebound.

Apparently, what we said some months ago still pertains: "Market volatility is likely to remain elevated so long as uncertainties about the direction of interest rates persist." So far in 2000, investors have in fact continued to worry about interest rates; the strictly upside volatility in stocks seen during the fourth quarter of 1999 has been replaced by a two-sided volatility. As everyone with any memory of historical stock market cycles knows, stocks don't only go higher. And, while it may be obvious only in hindsight, there is more to investing than buying last year's winners. In the market's favor going forward in 2000 is the fact that, outside of the technology sector and select other investor favorites, valuations in the broad market are quite reasonable.

Meanwhile, the economic backdrop remains mostly positive for financial assets. The U.S. economy is about to begin its record tenth year of expansion, and while some slowing is likely, growth should still be quite healthy. In Europe and most of Asia, business is on the mend. Inflation may tick up modestly this year, but markets are still quite competitive, continuing to constrain pricing power. Nevertheless, corporate profits stand to rise in the neighborhood of 10% in the coming year, as business relentlessly pursues productivity improvements.

The dreaded Y2K changeover has come and gone with little apparent effect on global economies, corporate operations or securities markets. Billions of dollars spent by corporations, governments and organizations to prepare for Y2K averted any serious problems, the likelihood of which had probably been exaggerated in any case. In Wright's own case, I'm happy to report that the transition to Y2K was entirely uneventful. About the only Y2K-related thing left to worry about is the billions in excess cash pumped into the financial system by the Federal Reserve in the event of a run on the banks. Our view is that this excess will be worked down gradually in order not to have a material effect on the securities markets.

That said, the Federal Reserve increased interest rates in February, and it is widely expected that the Fed will raise rates again at its March FOMC meeting, an expectation that aggravated selling pressures in stocks and bonds early in 2000. While the interest rate outlook is the most problematic aspect of the year 2000 economic environment, we believe that the bulk of the rise in bond yields is behind us. On the whole, we look forward to the opportunities and challenges that lie ahead in 2000.

Once again, I call attention to our Internet site (www.wrightinvestors.com), which continues to expand in value as a resource to investors. Please let us know if there is any way that we can better serve your investment needs.

                                   Sincerely,

                                  /s/ Peter M. Donovan

                                   Peter M. Donovan
                                   President

Management Discussion
-------------------------------------------------------------------------------





Following last summer's correction, global stock prices rebounded strongly in the fourth quarter to close 1999 at record levels in most major markets. Global economic conditions continued to firm over the final three months of 1999, led by the U.S. economy, which completed its fourth straight year of 4% growth. Corporate profit reports generally made for good reading, and inflation remained subdued - although the U.S. economy's strong growth, along with improving business overseas, caused the Federal Reserve to raise interest rates in November before the Y2K changeover effectively put policy in a liquidity-supplying mode. Despite higher interest rates, global stock markets took on an increasingly confident tone as Y2K neared, and every one of the 29 largest national markets advanced in the fourth quarter.

Once again, the technology sector was the prime mover in the fourth quarter market. Driven by a manic demand for tech stocks, the Nasdaq rose 48% in the last three months of 1999, bringing its 1999 gain to 86%, the biggest annual increase ever for a U.S. stock market index. Most stocks didn't fare as well as Nasdaq in 1999. In fact, while tech stocks were soaring, the NYSE cumulative advance/decline line hit a four-year low in December. Even Nasdaq saw 2,000 of its 4,800 constituent stocks decline last year. Clearly, without the great returns racked up by tech stocks this past year, the S&P 500 would not have been able to earn its fifth straight yearly return in excess of 20%.

Wright expects that underlying economic conditions will remain favorable for stocks in the New Year. According to the International Monetary Fund, the world economy will grow 3.5% in 2000, with inflation staying under 2%. U.S. GDP growth will probably slow from the 4% pace of the last three years, but growth approaching 3.5% seems well within the economy's capabilities. Core consumer prices may rise as much as 2.5% in the U.S. this year; even so, it would still be the fourth lowest rate in three decades. The Federal Reserve worries that tight labor markets will boost wages to the point that they can't be offset by productivity gains, but there is little sign of this yet.

No doubt the steep rise in technology share prices - perhaps the real target of the Fed's interest rate hikes - has perplexed the Fed, indeed, most of us. From the Fed's point of view, there was a logical basis for tech stocks to surge 50% in the six months following the start of Fed easing in September 1998. But how does one explain the 40% price advance in the six months since the Fed began to tighten at midyear 1999? So far at least, about the only people chastened by the Fed's rate hikes have been bond investors and shareholders in companies in the "old economy" (including many with something most e-businesses lack - profits). The record highs in the DJIA and the S&P 500 have swelled consumer confidence to 30-year highs. But the wealth effect on economic growth is a two-edged sword. Should tech stocks lead the rest of the market lower, then consumer spending may be hard hit by falling confidence. Ironically, this is what the Fed is hoping to avoid. But it may, in fact, be set on such a course.

Bond investors were a cautious lot in the fourth quarter of 1999 - in fact for most of 1999. Bonds headed lower in the fourth quarter after a flat performance
- their best of the year - in the third quarter. Yields on ten-year Treasury bonds rose by 55 basis points over the October-December period and by 180 bp for the year. Over the length of the yield curve, the increase averaged 48 bp for the quarter and 155 for the year. In the fourth quarter, shorter maturities did better than long, and agency, corporate and mortgage-backed issues outperformed Treasuries. The Lehman Brothers Treasury Index lost 0.7% for the quarter while the Lehman U.S. Aggregate index was down about 0.1%. For all of 1999, these benchmarks declined 2.6% and 0.8%, respectively.

Despite evidence to the contrary, investors still appear to believe that solid growth inevitably produces higher inflation. Outside of energy and stock prices, U.S. inflation remained moderate in 1999, with consumer prices ex food and energy up less than 2%, the lowest rate in more than 30 years. But investors nevertheless held on to the "growth is bad" posture, which to some degree was reinforced by the Fed's tightening of monetary policy in 1999. In reversing its 75 basis-point easing of late 1998, the Fed expressed concern that strong demand and tight labor markets would eventually overcome the benefits of higher productivity. In the fourth quarter particularly, bonds were also hurt as investment funds flowed into technology stocks, which produced returns that made the potential of bonds look dull by comparison.

So far in early 2000, bond prices have continued to move lower. Investors are nervous about the prospect of more Fed tightening in the new year (although since inflation is the enemy of bonds, they should, in fact, be encouraged that the Fed is determined not to get behind the inflation curve). Today's bond yields offer historically generous real returns in a range of 4.5%. But these returns look puny compared to recent returns on equities, and bonds may not start to behave better until equity investors become a little more cautious. This may be in the cards for 2000; there have already been signs that investors are not as unequivocally positive on tech stocks as they were in the fourth quarter of 1999. WIS expects that long-term bond yields will move back under 6% before the end of 2000.

At December 31, 1999, six months after its inception, the Wright Managed Growth with Income Fund (WGIF) held the following: Selected Blue Chip Portfolio (16.9%), Major Blue Chip Portfolio (32.3%), International Blue Chip Portfolio (10.5%), U.S. Treasury Portfolio (39.7%), and short-term investments (0.7%). The following paragraphs discuss the result of major holdings for 1999, with particular emphasis on the fourth quarter of 1999, the fund's first full quarter of operations.


WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The Wright Selected Blue Chip Equities Fund (WSBC) had a 9.4% return in the fourth quarter, trailing the S&P 400 MidCap index's return of 17.2%. For all of 1999, the WSBC had a total return of 5.8%, as compared with 14.7% for the S&P MidCaps. The portfolio's technology holdings, which amounted to 28% of the fund at year-end 1999 (S&P 400 = 27%), performed well in absolute terms in the quarter, but they lagged the even better results of the technology stocks held in the S&P MidCap index. (Some benchmark tech stocks, such as Veritas Software, Siebel Systems and Qlogic had returns of better than 125% for the quarter.)

Stock selection also hindered WSBC results in the consumer staples and capital goods sectors during the fourth quarter, more than offsetting value added in basic materials and energy stocks. The fund got positive contributions from Gateway, Keane, Watson Pharmaceuticals, Synopsis and A.G. Edwards in the quarter.

The stocks in the WSBC Fund had an average P/E multiple of 21.2 times last 12-month earnings, at December 31, significantly below S&P MidCap 400 27.4 P/E. The latter includes quite a few companies with nominal or negative earnings. Historical WSBC growth characteristics compare favorably with those of the S&P MidCaps; the average rate of growth in cash earnings over the past five years was 21% vs 15% for the S&P MidCaps. Looking ahead over the next five years, WSBC earnings are estimated to grow at an 18% annual rate, slightly below the S&P benchmark's 20% growth target.


WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Equities Fund (WMBC) capped off a strong 1999 with a 12.5% return in the fourth quarter, a period of strongly rebounding stock prices. While WMBC's fourth-quarter result trailed that of the S&P 500 by 240 basis points, the fund outperformed the S&P 500 benchmark by a 23.9% to 21.0% margin for all of 1999.

In the fourth quarter, the WMBC Fund benefited from stock selection in the technology sector, where it has a slightly below benchmark weight of 28% (vs 30% for the S&P 500). Stocks in the consumer staples area were another source of value added in the fourth quarter. Detracting from WMBC results was the laggard action of some stocks in the capital goods and consumer cyclicals sectors. Among the big contributors to results in the last quarter of 1999 were Oracle Systems, Gateway 2000, EMC Corp. and Sun Microsystems and, among non-technology stocks, Costco, Avery Dennison and American Express. Fourth-quarter performance was hampered to some extent by holdings in TJX Cos., Pitney Bowes and Tyco International, and by underweight positions in America Online and GE.

While the WMBC Fund has averaged slightly better value than the S&P 500 in the past, it is managed as a Large Cap Blend portfolio (a blend of growth and value). At December 31, 1999, its holdings averaged a P/E of 24.9 times 12-month forward earnings, nominally above the S&P 500's 24.6 P/E.


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

The Wright International Blue Chip Equities Fund (WIBC) earned 31.1% in the fourth quarter of 1999, which was 17.6% ahead of the FT/S&P Actuaries World ex US index. Over the 12 months of 1999, WIBC standard shares returned 35.1%, as compared with 31.8% for the FTSE Actuaries World ex US index. Over the five years through 1999, the WIBC Fund has returned an average of 2.1% of excess return per year over the FTSE Actuaries World ex US index.

The WIBC Fund was repositioned substantially during the fourth quarter of 1999. The portfolio increased its position in Japan and reduced its weight in the Netherlands. In addition, the fund divested its holdings in Austria, Belgium and Norway. Industry allocation played an important part in the fund's fourth-quarter performance. In keeping with the strategy formulated at the beginning of the quarter, the fund reduced its holdings in basic industries, consumer discretionary, industrials and utilities whereas it built positions in telecommunications, technology, financials, health care and energy. A performance attribution for the fourth-quarter excess returns shows that the fund added value through its industry selection, its stock selection and also through its country selection strategy. The countries that helped were Japan, France, United Kingdom, Hong Kong and Italy. Relative to the benchmark, the fund was hurt by its positions in Ireland and the Netherlands and its slight overexposure to the Euro.

Going forward into 2000, the international markets are poised to provide superior returns in U.S. dollars. While global GDP growth is being upwardly revised, inflation expectations continue to remain benign. Corporate earnings in Euroland are being upwardly revised as well and the Euro's weakness versus the dollar is expected to reverse to some degree in 2000. Thus investors in Euroland are expected to benefit with stock as well as currency appreciation. Japan, on the other hand, continues to mend and corporate Japan is moving towards creating profitability and shareholder value. Asia and Latin America are also expected to continue to grow. While the first half of 2000 may experience some volatility, the second half should reward international investors with decent returns.


WRIGHT U.S. TREASURY FUND

The Wright U.S. Treasury Fund (WUSTB), which holds U.S. Treasury issues exclusively, lost 0.9% in the fourth quarter of 1999, compared to a loss of 0.8% for the Lehman Brothers Treasury bond composite. For all of 1999, this fund lost 4.0% compared to a loss of 2.6% for the Lehman Treasury composite. In 1999, short Treasury maturities did better than long Treasuries as interest rates rose on average 155 basis points over the length of the yield curve. Over the last five years, this fund has returned an average of 7.8% annually, compared to 7.4% for the Lehman Treasury composite.

At the end of 1999, the WUSTB Fund had an average duration of 5.2 years and a yield to maturity of 6.5%. Given the bond market's poor sentiment and ongoing negative momentum, the fund's current duration is in line with the duration of the Lehman Treasury composite benchmark. We anticipate lengthening our duration target sometime over the next several months in light of our expectation that bond yields will move lower later this year, resulting in higher returns for intermediate and long-term bonds.




Dividend Distributions and Investment Return
----------------------------------------------------------------------------------------------------------------------------------

                 N.A.V.     Distri-      Distri-                       Value                         3 Month       Cum.
  Period           Per      bution       bution         Shares       of $1,000        Invstmnt      Invstmnt     Invstmnt
  Ending          Share     $  P/S      in Shares        Owned       Investment        Return        Return       Return

----------------------------------------------------------------------------------------------------------------------------------

 WRIGHT MANAGED GROWTH WITH INCOME - ADVISORY SHARE (WGIF)
   7/9/99        $10.00                                 100.00      $1,000.00

  Jul.99          9.82                                 100.00         982.00           -1.80%           -        -1.80%
  Aug.99          9.74                                 100.00         974.00           -2.60%           -        -2.60%
  Sep.99          9.68                                 100.00         968.00           -3.20%       -3.20%       -3.20%
  Oct.99          9.95                                 100.00         995.00           -0.50%        1.32%       -0.50%
  Nov.99         10.10                                 100.00       1,010.00            1.00%        3.70%        1.00%
  Dec.99         10.19       0.225     0.122693        112.27       1,144.02           14.40%       18.18%       14.40%

-----------------------------------------------------------------------------------------------------------------------------------


WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 1999



Shares                                                          Value
-------------------------------------------------------------------------------


INVESTMENT COMPANY SECURITIES - 99.2%

  106,448 Selected Blue Chip Equities Portfolio - 16.9%...$ 1,067,678 201,413 Major Blue Chip Equities Fund -
              Institutional shares - 32.3%.................    2,038,302
   49,657  International Blue Chip Equities Portfolio - 10.4%    659,442
  253,160  U.S. Treasury Portfolio - 39.6%.................    2,503,755
                                                             -----------

total investments (identified cost, $5,849,179) - 99.2%.....$  6,269,177

OTHER ASSETS & LIABILITIES - 0.8%...........................      48,103
                                                              -----------

NET ASSETS - 100.0%.........................................$  6,317,280
                                                             ============

See notes to financial statements

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
------------------------------------------------------------------------------


ASSETS:

   Investments--
     Identified cost......................     $ 5,849,179
     Unrealized appreciation..............         419,998
                                               ------------
       Total value (Note 1A)..............     $ 6,269,177

   Cash...................................          44,076
   Receivable for fund shares sold........          16,681
   Receivable from investment adviser.....          19,008
   Deferred offering costs................          19,510
                                               ------------
     Total Assets.........................     $ 6,368,452
                                               ------------


LIABILITIES:

   Accrued expenses and other liabilities.     $    51,172
                                               ------------


NET ASSETS................................     $ 6,317,280
                                               =============

NET ASSETS CONSIST OF:

Paid-in capital...........................     $ 6,084,029
Accumulated net realized loss
   on investments.........................        (184,331)
Unrealized appreciation of investments....         419,998
Distributions in excess of net investment
   income.................................          (2,416)
                                               ------------

   Net assets applicable to outstanding shares $ 6,317,280
                                               ==============

     Shares of beneficial interest outstanding
       - Advisor shares...................         620,249
                                               ==============
     Net asset value, offering price, and
       redemption price per share of
       beneficial interest................           $10.19
                                               ==============




                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999(1)
-------------------------------------------------------------------------------


INVESTMENT INCOME:
   Investment income from underlying funds     $    70,863
   Interest income........................           1,862
                                               ------------
     Total investment income..............     $    72,725
                                               ------------

Expenses--
   Expenses from underlying funds.........     $    12,385
   Investment adviser fee (Note 2)........           4,802
   Administration fee (Note 2)............             480
   Trustees' compensation.................           4,503
   Transfer agent fee.....................             956
   Distribution and service fee (Note 3)..          12,006
   Custodian fee..........................          20,882
   Printing...............................             279
   Legal fees.............................             146
   Amortization of offering costs.........          23,490
   Registration costs.....................           4,410
   Miscellaneous..........................             110
                                               ------------
       Total expenses.....................     $    84,449
                                               ------------


Deduct--
   Reduction of investment adviser fee (Note 2)$     4,802
   Reduction of distribution and service fee
     (Note 3).............................          12,006
   Allocation of expenses to the
     investment adviser (Note 2)..........          19,008
   Reduction of custodian fee (Note 1C)...             943
                                               ------------
       Total deductions...................     $    36,759
                                               ------------

       Net expenses.......................     $    47,690
                                               ------------

          Net investment income...........     $    25,035
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments
     (identified cost)....................     $       802
   Net realized loss from underlying funds
     (identified cost)....................        (206,072)
   Capital gain distribution received from
     underlying fund......................         106,606
                                               ------------
       Net realized loss on investments...     $   (98,664)
                                               ------------
   Unrealized appreciation of investments.     $   419,998
                                               ------------
     Net realized and unrealized gain
       on investments.....................     $   321,334
                                               ------------

       Net increase in net assets from
        operations........................     $   346,369
                                               =============

1 From the start of business, July 14, 1999 to December 31, 1999.

See notes to financial statements

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
--------------------------------------------------------------------------


                                                   Year Ended December 31
STATEMENT OF CHANGES IN NET ASSETS                       1999(1)
-------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment income..................      $     25,035
     Net realized loss on investments.......           (98,664)
     Unrealized appreciation of investments            419,998
                                                     ----------
       Increase in net assets from operations     $    346,369
                                                     ----------

   Distributions declared to shareholders -
     From net investment income............       $    (25,035)
     In excess of net investment income....            (90,518)
     From paid-in capital..................            (13,241)
                                                     ----------

       Total distributions................        $   (128,794)
                                                      ----------

   Net increase in net assets from fund
    share transactions (Note 4)..........         $  6,099,705
                                                    ----------

NET ASSETS:

   At beginning of period................         $          -
                                                    ----------

   At end of period (including distributions
    in excess of net investment income
     of $2,416)..........................         $  6,317,280
                                                   ===========


1 From the start of business, July 14, 1999 to December 31, 1999.



See notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                        From July 14, 1999
                                                       (start of business) to
WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)            December 31, 1999
------------------------------------------------------------------------------

                                                         Advisor Shares

Net asset value, beginning of year                       $   10.000
                                                          ---------

Income from investment operations:
  Net investment income1                                 $    0.058
  Net realized and unrealized gain                            0.357
                                                          ---------
   Total income from investment operations               $    0.415
                                                          ---------


Less distributions declared to shareholders:
  From net investment income                             $   (0.044)
  In excess of net investment income                         (0.158)
  From realized gain on investments                              -
  From paid-in capital                                       (0.023)
                                                           ---------

   Total distributions                                   $   (0.225)
                                                           ---------


Net asset value, end of period                           $   10.190
                                                          ===========

Total return(2)                                              14.40%

Ratios/Supplemental Data(1):
  Net assets, end of period (000 omitted)                $    6,317
  Ratio of expenses to average net assets                     2.01%(3)
  Ratio of expenses after custodian fee
   reduction to average net assets(4)                         1.97%(3)
  Ratio of net investment income to average net assets        1.04%(3)
  Portfolio turnover rate                                       18%
--------------------------------------------------------------------------

1 During the period presented, the investment adviser and the principal underwriter reduced their fees and the investment adviser was allocated a portion of the operating expenses. Had such action not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                                  1999

Net investment loss per share                               $   (0.025)
                                                             ===========
Annualized Ratios (as a percentage of average net assets):

  Expenses                                                        3.49%(3)
                                                              ===========
  Expenses after custodian fee reduction(4)                       3.45%(3)
                                                              ===========
  Net investment loss                                            (0.44%)(3)
                                                              ===========

-------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3  Annualized.
4 Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


(1)  SIGNIFICANT ACCOUNTING POLICIES

The Wright Managed Growth with Income Fund (the fund) (one of the series of The Wright Asset Allocation Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund invests, with certain percentage ranges, in underlying blue chip funds (the underlying funds), for which Wright Investors Services (Wright) serves as the investment adviser. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A. Investment Valuations - Investments in the underlying funds are valued at net asset value. Other portfolio securities are valued at the last current sales price on the market where the security is normally traded. Securities that cannot be valued at these closing prices are valued by Wright at fair value in accordance with procedures adopted by the trustees. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.

  B. Deferred Offering Costs - Offering costs are being deferred and will be amortized on a straight line basis over a period not to exceed twelve months, commencing on the effective date of the fund's initial offering of its shares. The amount paid by the fund on any withdrawal by the holders of the initial interests of any of the respective initial interests will be reduced by a portion of any unamortized offering costs, determined by the proportion of the amount of the initial interests withdrawn to the initial interests then outstanding.

  C. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

  D. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  E. Distributions - The fund requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items. During the period from the start of business, July 14, 1999 to December 31, 1999, $2,435 was reclassified from paid-in capital, $85,667 was reclassified to accumulated net realized loss, and $88,102 was reclassified to undistributed net investment income due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

  F. Multiple Classes of Shares of Beneficial Interest - The fund offers an advisor share class. The fund may also offer an individual class, although such class is not currently offered. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

  G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

  H. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Services (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets. For the period from the start of business, July 14, 1999 to December 31, 1999, the effective annual rate was 0.20%. To enhance the net income of the fund, Wright waived its entire investment adviser fee of $4,802. In addition, $19,008 of expenses were allocated to the investment adviser.

     The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets. For the period from the start of business, July 14, 1999 to December 31, 1999, the effective annual rate was 0.02%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations, Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright.


(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a subsidiary of Wright Investors' Service, an annual rate of 0.25% per annum of the fund's average net assets attributable to the advisor shares. To enhance the net income of the fund, the Principal Underwriter waived its entire distribution fee of $6,006.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. To enhance the net income of the fund, the Principal Underwriter waived its entire service fee of $6,000.


(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follow:

                                     For the period from the start of business,
                                         July 14, 1999 to December 31, 1999
                                                   Advisor Shares
                                                 Shares            Amount
-------------------------------------------------------------------------------

     Sales................                      647,984       $  6,394,147
     Issued to shareholders in payment
       of distributions declared........         13,076            128,794
     Redemptions........................        (40,811)          (423,236)
                                                 --------       -----------

         Net increase..................         620,249       $  6,099,705
                                               ==========     =============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than US Government securities and short term obligations for the period from the start of business, July 14, 1999 to December 31, 1999, were $6,920,910 and $909,960, respectively.



(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, are as follows:

     Aggregate cost..............................                 $   5,854,107
                                                                    ============
     Gross unrealized appreciation...............                 $     469,543
     Gross unrealized depreciation...............                       (54,473)
                                                                     -----------

     Net unrealized appreciation.................                 $     415,070
                                                                    ============

(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The fund invests in underlying funds, certain of which invest in securities issued by companies whose principal business activities are outside the Untied States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic  issuers.  Investments in foreign  securities  also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the fund's assets. The fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


(8). LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. The fund did not have significant borrowing or allocated fees during the period from the start of business, July 14,1999, to December 31, 1999.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------



To the Trustees and Shareholders of
Wright Managed Growth with Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wright Managed Growth with Income Fund (the fund) (a separate series of The Wright Asset Allocation Trust) as of December 31, 1999, the related statements of operations and changes in net assets, and financial highlights for the period from the start of business, July 14, 1999 to December 31, 1999. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Wright Managed Growth with Income Fund as of December 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated period from the start of business, July 14, 1999 to December 31, 1999 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 8, 2000

Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard, Bridgeport, CT 06604


ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         PFPC Global Fund Services
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698

         INDEPENDENT AUDITORS
         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022

         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.